UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒   Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

NEWELL BRANDS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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V87270-P45418
NEWELL BRANDS INC.
5 CONCOURSE PARKWAY, NE
8TH FLOOR
ATLANTA, GA 30328
NEWELL BRANDS INC.
You invested in NEWELL BRANDS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.
If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Vote in Person at the Meeting*
May 7, 2026
9:00 AM
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
2026 Annual Meeting
Vote by May 6, 2026 11:59 PM ET. For shares held in a Plan,
vote by May 4, 2026 11:59 PM ET.
The Westin Atlanta Perimeter North
7 Concourse Parkway, NE
Atlanta, Georgia 30328

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V87271-P45418
Voting Items
Board
Recommends
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
1. Election of Directors
1a. Bridget Ryan Berman For
1b. Patrick D. Campbell For
1c. James P. Keane For
1d. Gerardo I. Lopez For
1e. Christopher H. Peterson For
1f. Gary H. Pilnick For
1g. Stephanie P. Stahl For
1h. Anthony Terry For
2. Approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For
3. Approve an advisory resolution on named executive officer compensation. For
4. Approve the Newell Brands Inc. 2026 Incentive Plan. For
NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.